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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 23, 2001




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)




           TEXAS                        0-8493                   74-1051605
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


         2707 NORTH LOOP WEST
            HOUSTON, TEXAS                                      77008
(Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700



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Item 5.     OTHER EVENTS.

On August 23, 2001, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's 2001 Second Quarter Results.

Item 7.     EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED AUGUST 23, 2001, TITLED STEWART & STEVENSON SERVICES REPORTS FISCAL 2001 SECOND QUARTER REVENUE INCREASED 46 PERCENT.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              STEWART & STEVENSON SERVICES, INC.




Date:  August 23, 2001        By: /s/ JOHN H. DOSTER
                              Name:  John H. Doster
                              Title: Senior Vice President and Chief Financial
                                     officer


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EXHIBIT INDEX

Company Press Release August 23, 2001, titled Stewart & Stevenson Services Reports Fiscal 2001 Second Quarter Revenue Increased 46 Percent.